UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 23, 2022
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	DRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 24, 2022, Darden Restaurants, Inc. (the Company) issued a news release entitled “Darden Restaurants Reports Fiscal 2022 Third Quarter Results; Declares Quarterly Dividend; And Updates Fiscal 2022 Outlook,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the slide presentation accompanying the Company’s conference call will be posted on the Company’s website.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Arrangements for President and Chief Executive Officer - Elect

In the Company’s Form 8-K filed with the Securities and Exchange Commission on December 17, 2021 (the December 2021 Form 8-K), the Company announced that Mr. Ricardo Cardenas, the Company’s current President and Chief Operating Officer, was appointed by the Board of Directors of the Company (the Board) to serve as President and Chief Executive Officer of the Company effective May 30, 2022. On March 23, 2022, the Board approved new compensation arrangements for Mr. Cardenas with respect to his new role. Effective May 30, 2022, Mr. Cardenas’ base salary will be $1,000,000 and Mr. Cardenas’ target annual bonus under the Company’s annual cash incentive program will be 150% of his annual base salary. Mr. Cardenas’ target annual equity grant under the Company’s long-term incentive program will have an aggregate value of $5,000,000.

Compensation Arrangements for Executive Chairman - Elect

In the December 2021 Form 8-K, the Company also announced that Mr. Eugene I. Lee, Jr. would retire as Chief Executive Officer effective May 29, 2022 and was appointed by the Board to serve as Executive Chairman of the Company effective May 30, 2022. On March 23, 2022, the Board approved new compensation arrangements for Mr. Lee in his role as Executive Chairman. Effective May 30, 2022, Mr. Lee’s base salary will be $650,000. In his new role, Mr. Lee will not be eligible for an annual bonus for fiscal 2023 under the Company’s annual cash incentive program and he will not receive an annual equity grant under the Company’s long-term incentive program. Mr. Lee is expected to stand for re-election to the Board at the Company’s 2022 Annual Meeting of Shareholders. At that time, he is expected to retire from employment at the Company and continue to serve as Chairman of the Board in a non-executive capacity.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description of Exhibit
99.1	News release dated March 24, 2022 entitled “Darden Restaurants Reports Fiscal 2022 Third Quarter Results; Declares Quarterly Dividend; And Updates Fiscal 2022 Outlook”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Rajesh Vennam
Rajesh Vennam
Senior Vice President, Chief Financial Officer and Treasurer
Date: March 24, 2022

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